                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                            Information

Name:                                           ESL Partners, L.P.

Address:                                        1170 Kane Concourse, Suite 200,
                                                Bay Harbor Islands, FL 33154

Designated Filer:                               Edward S. Lampert

Date of Event Requiring Statement               June 9, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading               AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)             10% Owner
to Issuer:

If Amendment, Date Original Filed               Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:               Form filed by More than One
                                                Reporting Person

Signature:                                      By:    RBS Partners, L.P.
                                                Its:   General Partner

                                                By:    ESL Investments, Inc.
                                                Its:   General Partner

                                                By:    /s/ Edward S. Lampert
                                                        ------------------------
                                                Name:  Edward S. Lampert
                                                Title: Chief Executive Officer
                                                Date:  June 11, 2015

2.   RBS PARTNERS, L.P.

Item                                            Information

Name:                                           RBS Partners, L.P.

Address:                                        1170 Kane Concourse, Suite 200,
                                                Bay Harbor Islands, FL 33154

Designated Filer:                               Edward S. Lampert

Date of Event Requiring Statement               June 9, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading               AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)             10% Owner
to Issuer:

If Amendment, Date Original Filed               Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:               Form filed by More than One
                                                Reporting Person

Signature:                                      By:    ESL Investments, Inc.
                                                Its:   General Partner

                                                By:    /s/ Edward S. Lampert
                                                        ------------------------
                                                Name:  Edward S. Lampert
                                                Title: Chief Executive Officer
                                                Date:  June 11, 2015

3.   ESL INSTITUTIONAL PARTNERS, L.P.

Item                                            Information

Name:                                           ESL Institutional Partners, L.P.

Address:                                        1170 Kane Concourse, Suite 200,
                                                Bay Harbor Islands, FL 33154

Designated Filer:                               Edward S. Lampert

Date of Event Requiring Statement               June 9, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading               AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)             10% Owner
to Issuer:

If Amendment, Date Original Filed               Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:               Form filed by More than One
                                                Reporting Person

Signature:                                      By:    RBS Investment
                                                        Management, L.L.C.
                                                Its:   General Partner

                                                By:    ESL Investments, Inc.
                                                Its:   Manager

                                                By:    /s/ Edward S. Lampert
                                                        ------------------------
                                                Name:  Edward S. Lampert
                                                Title: Chief Executive Officer
                                                Date:  June 11, 2015

4.   RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                            Information

Name:                                           RBS Investment Management,
                                                L.L.C.

Address:                                        1170 Kane Concourse, Suite 200,
                                                Bay Harbor Islands, FL 33154

Designated Filer:                               Edward S. Lampert

Date of Event Requiring Statement               June 9, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading               AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)             10% Owner
to Issuer:

If Amendment, Date Original Filed               Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:               Form filed by More than One
                                                Reporting Person

Signature:                                      By:    ESL Investments, Inc.
                                                Its:   Manager

                                                By:    /s/ Edward S. Lampert
                                                        ------------------------
                                                Name:  Edward S. Lampert
                                                Title: Chief Executive Officer
                                                Date:  June 11, 2015

5.   ESL INVESTMENTS, INC.

Item                                            Information

Name:                                           ESL Investments, Inc.

Address:                                        1170 Kane Concourse, Suite 200,
                                                Bay Harbor Islands, FL 33154

Designated Filer:                               Edward S. Lampert

Date of Event Requiring Statement               June 9, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading               AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)             10% Owner
to Issuer:

If Amendment, Date Original Filed               Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:               Form filed by More than One
                                                Reporting Person

Signature:
                                                By:    /s/ Edward S. Lampert
                                                        ------------------------
                                                Name:  Edward S. Lampert
                                                Title: Chief Executive Officer
                                                Date:  June 11, 2015